SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                           Date of Report:
                (Date of earliest event reported)
                           April 15, 1994



                   CITIZENS UTILITIES COMPANY
        (Exact name of registrant as specified in charter)



          Delaware                  0-1291                06-0619596
(State or other jurisdiction(Commission File Number)    (IRS Employer
      of incorporation)                           Identification No.)



High Ridge Park, P.O. Box 3801,  Stamford, Connecticut        06905
       (Address of principal executive offices)            (Zip code)



                (203) 329-8800
(Registrant's telephone number, including area code)



               No change since last report
(Former name or former address, if changed since last report)

Item 5.   Other Events

           On April 15, 1994, the Registrant issued this Third Supplemental Indenture, supplemental to the Indenture dated as of August 15, 1991 between Citizens Utilities Company and Chemical Bank (Trustee), a copy of which is filed herewith as Exhibit 4.100.6 and incorporated herein by reference in its entirety.

                               SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CITIZENS UTILITIES COMPANY
                                    (Registrant)




Date:  July 5, 1994           By:/s/   Robert J. DeSantis
                                       Vice President and Treasurer